UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report – April 26, 2010

Commission File Number: 0-23863

PEOPLES FINANCIAL SERVICES CORP.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	23-2391852
(State of Incorporation)	(IRS Employer Identification No.)

82 FRANKLIN AVE., HALLSTEAD, PA	18822
(Address of Principal Executive Offices)	(Zip Code)

(570) 879-2175
(Registrant’s Telephone Number Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
Pre-commencement communications pursuant to Rule 13e-4(c)) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07
Submission of Matters to a Vote of Security Holders:

At the Annual Meeting of Shareholders, held on April 24, 2010, Meeting Chairman, William E. Aubrey, II, reported on the Item of Business:  Election of two Class II Directors to hold office for three years from the date of election and until his successor(s) shall have been elected and qualified.  Mr. Aubrey reported that the Judge of Election and Proxies had completed the voting tabulations and on the basis of their report, he declared that William E. Aubrey, II and Joseph T. Wright, Jr. were elected for a three-year term.  Election results are below:

Election of Class II Directors

NAME	FOR	WITHHOLD AUTHORITY
William E. Aubrey, II	1,715,230	44,436
Joseph T. Wright, Jr.	1,702,806	56,861

    Class II Directors whose terms will expire in 2011
George H. Stover, Jr.
Richard S. Lochen, Jr.
Ronald G. Kukuchka

    Class III Directors whose terms will expire in 2012
Alan W. Dakey
Earle A. Wootton

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 26, 2010	/s/	Alan W. Dakey
By: Alan W. Dakey President & CEO

Dated: April 26, 2010	/s/	Debra E. Dissinger
By: Debra E. Dissinger Executive Vice President/COO/CRO

Dated: April 26, 2010	/s/	Joseph M. Ferretti
By: Joseph M. Ferretti Sr.Vice President/CCO

Dated: April 26, 2010	/s/	Frederick J. Malloy
By: Frederick J. Malloy Vice President/Controller